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EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

              We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 2014, in the Registration Statement (Form S-1) and related Prospectus of Amphastar Pharmaceuticals, Inc. dated May 20, 2014.

/s/ Ernst & Young LLP

Los Angeles, California
May 20, 2014

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  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm